EXHIBIT 10.1

Luxury Yachts International, Inc.
A Florida Corporation

OFFER TO PURCHASE AND SALES AGREEMENT

LUXURY YACHTS INTERNATIONAL, INC.  IS HEREBY AUTHORIZED
TO OFFER THE SUM OF
$ 3,250,000.00 (GROSS)
 Three Million  Two Hundred Fifty Thousand and No/100 U.S. FUNDS And No/100 Dollars
FOR THE VESSEL: “BIG EASY” (see Specifications Schedule A)
OFFICIAL NUMBER: USCG DOC # 998517   YEAR: 1993
 GENERAL DESCRIPTION/TYPE: 226’ 1200 Passenger

THE BUYER: Rotate Black,  Inc. and/or Assigns submits the following offer on behalf of an entity to be formed
The SELLER: Cruise Holdings II, LLC

The Buyer agrees and understands and submits this offer as follows:

1.  Understands that the BIG EASY (the “Vessel”) is offered in good faith subject to the Seller’s acceptance of this offer and approval of this offer by the US Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) and that said offer is binding on Seller only when accepted in writing by the Seller, and an order is entered by the Bankruptcy Court authorizing the Seller to sell the vessel to the Buyer. This offer is tendered with the understanding that it will remain irrevocable upon delivery of the full $275,000 Deposit (the "Deposit") described below.  The $275,000 deposit shall be non-refundable, unless the Bankruptcy Court fails to authorize the Seller to sell the vessel to the Buyer, Seller refuses to close or is unable to provide good title to the Vessel.

2.  Understands that the Buyer and his guest(s) will board the vessels for Survey at their own risk and will hold this brokerage and the owner(s) harmless and free from any and all claims of injury or damage which may occur to them, and that the Buyer hereby assumes the responsibility of notifying his guest(s) of this condition.

3.  Agrees that the Buyer shall pay for all engine inspections, Haul-Outs, Surveys and miscellaneous services authorized by the Buyer whether the Buyer purchases the vessel or not.  Buyer shall also be liable for all repairs that the Buyer orders to be made even if for any reason he is unable to complete this transaction.  Buyer shall have the right to appoint the surveyor of his choice. Notwithstanding the forgoing, the Buyer shall not order any repairs of the vessel unless and until the Buyer closes on the sale of the vessel pursuant to an order of the Bankruptcy Court.

4.  Understands that after the Sea Trial and /or Survey, the Buyer may reject vessel if not satisfied with same, and that his deposit will be promptly refunded less any expenses incurred on his behalf. This provision is not applicable.  Buyer will accept as is.  Buyer Initials ________________________.

5.  Knows of and agrees to pay STATE USE TAX, when due, to Dept. of Revenue for the state of Florida, if applicable.

6.   Knows of and agrees to pay his prorated share of property taxes, computed from the date of the sale to the first of January of the following year, if applicable.

7.   Understands that in the event the Buyer delivers its deposit and thereafter fails to pay the balance of the purchase price, Buyer agrees that the Seller may retain any deposit as liquidated damages for the Buyer’s breach of this agreement.. The Buyer will give his final acceptance of the vessel by delivery of the Deposit as described in paragraph 1 above, and therefore the Deposit will be non-refundable immediately, if the Buyer fails to close after the conditions listed in paragraph 1 are met.

Buyer’s Initial's: ________________Seller’s Initial's: ___________________ Agent’s Initial's: ________________

2495 Cat Cay Lane, Fort Lauderdale, Florida 33312
Phone: 954-584-1888 Fax: 954-581-9898
www.luxuryyachtsinternational.com

Luxury Yachts International, Inc.
A Florida Corporation

PAGE 2 OFFER TO PURCHASE  FOR VESSEL
“BIG EASY” OFFICIAL NUMBERS: USCG DOC# 998517

8.  This document constitutes the offer from the Buyer to the Seller. Upon acceptance by Seller, this offer shall be deemed an “Asset Purchase Agreement” and shall be filed with an appropriate motion with the Bankruptcy Court..  There are no other duties, obligations, liabilities, or warranties, implied or otherwise.  All agreements or representations not incorporated in this writing are void and have no effect.  This Offer can only be modified by a written modification agreed to, accepted and signed by SELLER, BUYER and Luxury Yachts International, Inc.

9.  Should any dispute arise between Buyer and Seller and Luxury Yachts International, Inc., the parties shall be bound by the decisions of the Bankruptcy Court.

10. OTHER CONDITIONS:
Method of payment: $275,000.00 Deposit wire transferred to the trust account of Trustee/Seller’s counsel, Bilzin Sumberg Baena Price & Axelrod LLP (“BSBPA Trust Account”), plus

(a) execution and delivery of a Promissory Note in the original principal amount of $2,975,000 (the "Note") made by Seller in favor of Buyer for 12 months at 14.5% interest, with monthly interest only payments of $35,000, a maturity date on the first anniversary of the date of execution, and containing such other terms and conditions as are customary for promissory notes of this type in Miami-Dade and Broward Counties, Florida (See Schedule B) and secured by the Preferred Ship Mortgage (as defined below);

(b) execution and delivery of a Preferred Ship Mortgage executed by the Buyer in favor of the Seller which shall encumber the Vessel and which shall be in form reasonably acceptable to the Seller (See Schedule C) (the "Preferred Ship Mortgage");

(c) execution and delivery of an unsecured promissory note (the “Consulting Note”) payable to the Seller, representing advance payment for consulting services, which Consulting Note shall be in the original principal amount of $600,000, shall bear interest at the rate of 14.5% per annum simple interest, shall be payable commencing on the 15th day of the month subsequent to the month in which the Vessel opens for gaming business and on the 15th of each month thereafter until maturity, with each such monthly payment equal to 2% of the monthly gross gaming revenue generated, from the operation of the Vessel, based upon the gross gaming revenue for the month prior to the month of the subject payment, as reported to the Mississippi Gaming Commission or other applicable governmental authority, and maturing on the first anniversary of the dale that the Vessel is opened by the Buyer for gaming business, provided, however, that, in the event that the Vessel does not open for gaming business on or before June 13, 2011, the maturity date shall be June 11, 2012 (see Schedule D);

(d) John Paulsen shall execute and deliver a Personal Guarantee of the Promissory Note and of the Consulting Note (see Schedule E).

Schedules B, C, D, and E shall be referred to as the "Closing Documents".

This offer shall remain open until June 11, 2010 at 5:00 P.M. (EDT) and is accompanied by a DEPOSIT OF $275,000.00 by Wire Transfer by June 4, 2009 5:00 P.M. EDT.

FINAL CLOSING: The closing (the “Closing”) of the purchase and sale of the Vessel shall take place on or after (a) approval of this Agreement by the Bankruptcy Court, (b) payment of the Deposit to the Chapter 11 Trustee, and (c) execution and delivery of the Closing Documents, but in no event shall the Closing occur later than June 11, 2010.

Buyer’s Initial's: ________________Seller’s Initial's: ___________________ Agent’s Initial's: ________________

2495 Cat Cay Lane, Fort Lauderdale, Florida 33312
Phone: 954-584-1888 Fax: 954-581-9898
www.luxuryyachtsinternational.com

Luxury Yachts International, Inc.
A Florida Corporation

11.
Other Conditions: THE VESSEL IS BEING SOLD “AS IS, WHERE IS. Buyer understands and agrees that entry of an order by the Bankruptcy Court approving the sale of the vessel is required in order for the sale to be final; pending the entry of such order, the deposit referenced above will be held in the BSBPA Trust Account.  At least two business days prior to closing, Seller will provide Buyer with a copy of the order the Bankruptcy Court authorizing the sale of the vessel to Buyer, free and clear of all liens, claims and encumbrances, which liens, claims and encumbrances shall attach to the proceeds of sale of the vessel.  Buyer shall cause the Deposit to be wired into the Attorney Trust Account of Bilzin Sumberg Baena Price & Axelrod LLP ("BSBPA") by close of business on Friday, June 4, 2010.  Upon approval of this Agreement by the Bankruptcy Court, the Deposit shall become a non-refundable deposit, the Chapter 11 Trustee shall be authorized to disburse the Deposit as permitted by the Bankruptcy Court and the Closing shall occur on or before June 11, 2010.  At Closing, Buyer will insure the vessel for $5,000,000 with the Estate, or its successors or assigns, as Loss Payee. After the Closing, the Buyer shall move the Vessel no later than June 15, 2010 from its current berthing to an alternate, reasonable location mutually agreeable by the Parties. Buyer will keep the Chapter 11 Trustee informed of the Vessel’s location and when it will be moved to Gulfport, Mississippi. Moreover, Seller will cause all contractors hired to work on the Vessel, up through and including June 1, 2010, and Buyer will cause all contractors hired to work on the Vessel from and after June 1, 2010, to sign a “hold harmless” agreement with respect to any and all maritime liens.

12.
This document constitutes the entire Offer between the parties.  There are no other duties, obligations, liabilities, or warranties, implied or otherwise. All agreements or representations not incorporated in this writing are void and have no effect.  This Agreement can only be modified by written modification agreed to, accepted and signed by BUYER, SELLER and LUXURY YACHTS INTERNATIONAL, INC.

13.
In the event the vessel is sold to the Buyer, the Seller shall be under obligation for the payment of $100,000 commission to LUXURY YACHTS INTERNATIONAL, INC. and shall be paid from the proceeds of the sale upon closing.

14.
Default:  In the event of a default under the Note or the Consulting Note, default interest shall accrue at the rate of 20% per annum simple interest.  The Note and the Consulting Note shall be cross-defaulted.

15.	Closing Documents Govern: In the event of a conflict between this Agreement and any of the Closing Documents, the terms and conditions of the Closing Documents shall govern.

16.
As consideration for the foregoing, Buyer shall cause the Deposit to be wired into the Attorney Trust Account of BSBPA by close of business on Friday, June 4, 2010.  Upon approval of this Offer by the Bankruptcy Court, the Deposit shall become a non-refundable deposit.  At Closing, Buyer will insure the vessel for $5,000,000 with the Trustee as Loss Payee.  After Closing, the Vessel will be moved by Buyer no later than June 15, 2010 from its current berthing to an alternate, reasonable location mutually agreeable by the parties..

17.
The Parties’ respective rights and obligations with respect to the previous offer dated January 29, 2010 are terminated and superseded by the terms of this Offer.  Upon approval by the Bankruptcy Court of this Offer, delivery of the Deposit to the Trust Account of BSBPA, and execution and delivery by Buyer of the Closing Documents, Buyer, and John Paulsen, individually and in his capacity as a representative of Buyer, shall be released from any and all obligations due and owing, or as shall become due and owing, by operation of the Promissory Note and Unconditional Guaranty, true and correct copies of which are attached hereto.  Upon such approval, the original Promissory Note and the original Unconditional guaranty shall be marked “canceled” by the Chapter 11 Trustee and delivered to John Paulsen.

Buyer’s Initial's: ________________Seller’s Initial's: ___________________ Agent’s Initial's: ________________

2495 Cat Cay Lane, Fort Lauderdale, Florida 33312
Phone: 954-584-1888 Fax: 954-581-9898
www.luxuryyachtsinternational.com

Luxury Yachts International, Inc.
A Florida Corporation

18.
This Offer is tendered with the intention of the Buyer as becoming recognized, after the delivery of its deposit, as the purchaser of the Vessel pursuant to an order entered by the Bankruptcy Court with respect to the sale of the vessel, and, notwithstanding anything to the contrary set forth herein, (a) is not contingent upon (i)financing, (ii) the completion of unperformed Due Diligence, (iii) the obtaining of approvals from the Buyer’s board of directors or other internal approvals or consents, or (iv) the absence of any material adverse change; (b) is subject to approval by the Bankruptcy Court; (c) provides for a final closing no later than June 11, 2010; (d) is irrevocable upon delivery of Buyer’s Deposit and as set forth in Paragraph 1; and (c) provides for a $275,000 Deposit which deposit shall be non-refundable upon delivery and that shall be forfeited as liquidated damages in the event that the Buyer defaults, breaches the terms of this Offer, or breaches the terms of any sale order that may be entered by the Bankruptcy Court.

19.
In the event that the Bankruptcy Court fails to approve this Offer by June 11, 2010, this Offer shall be null and void and the Deposit shall be promptly returned to the Buyer.  The Chapter 11 Trustee agrees to seek approval by the Bankruptcy Court of this offer upon his execution of this Offer and Buyer agrees to support such approval in any manner reasonably requested by the Chapter 11 Trustee or his counsel.

20.
The Chapter 11 Trustee and Buyer further agree that (i) the Bankruptcy Court shall have exclusive jurisdiction to determine any disputes arising from this offer, (ii) this Offer may not be amended, altered or modified except by a writing executed by each of the Chapter 11 Trustee and Buyer (iii) this offer is binding upon Buyer, the Chapter 11 Trustee and Cruise Holdings II, LLC and will inure to benefit of each and to the respective successors and permitted assigns of each; (iv) this Offer represents the entire understand of the Chapter 11 Trustee and Buyer with respect of the subject matter of this Offer and amends all prior agreements, arrangements and understandings with respect to the subject matter of the Offer, and (v) notwithstanding anything to the contrary contained herein, this Offer  is subject to the approval of the Bankruptcy Court.

21.
Buyer will have the right to assign its rights and obligations as Buyer to an affiliated company prior to Closing. Buyer shall provide written notice of any such assignment to the Chapter 11 Trustee prior to closing.

22.
We have read and understand the terms and conditions concerning the sale and purchases of the above described  “BIG EASY” OFFICIAL#: USCG DOC# 998517, and hereby approve and accept the terms hereof and acknowledge receipt of a copy of this Agreement.

Buyer’s Signature:		Date: June 11, 2010
Rotate Black, Inc.
By: John Paulsen, Vice President

Address:	932 Spring Street Suite # 201 Petoskey, Michigan 49770

Buyer’s Initial's: ________________Seller’s Initial's: ___________________ Agent’s Initial's: ________________

2495 Cat Cay Lane, Fort Lauderdale, Florida 33312
Phone: 954-584-1888 Fax: 954-581-9898
www.luxuryyachtsinternational.com

Luxury Yachts International, Inc.
A Florida Corporation

Luxury Yachts International, Inc.:		Date:
Selling Agent:	Linda L. Krantz, President	License #: EBK-4321

FINAL ACCEPTANCE:  The Buyer understands that information given him regarding the vessel is believed correct, but is not guaranteed.

Buyer hereby certifies that he is satisfied as to the condition of the vessel and hereby accepts it, as is, without warranty, either expressed or implied, and that this is the final acceptance of the vessel and authorizes the completion of this transaction.

Buyer’s Signature:	Date:	June 11, 2010
Print Name:	JOHN PAULSEN, Vice President Rotate Black, Inc.

Luxury Yachts International, Inc.	Date:
Witnessed By:	Linda L. Krantz, President Selling Agent: License #EBK-4321

THE SELLER:  CRUISE HOLDINGS II, LLC

1.  Seller, agrees that this Offer is tendered with the understanding that it may not be considered binding until delivery of Buyer’s deposit.

2.  In the event the Buyer’s deposit is forfeited under the terms of this agreement, said deposit shall be divided between the Seller and LUXURY YACHTS INTERNATIONAL, INC. with the sum of $225,000 being retained by the Seller and the Brokerage share shall be in the amount of $50,000.

3.  Seller is to discharge all liens, mortgages and bills now held against the vessel and shall furnish clear title to the vessel in accordance with the regulations of the U.S. Customs, State of Florida, Department of Harbors and Watercraft, and the applicable tax departments of the City , County, State and Federal governments. The Seller shall deliver clean title to the vessel, free and clear of all liens, claims and encumbrances, as a result of the Bankruptcy Court order authorizing the sale of the vessel on such terms.  Any existing liens, claims or encumbrances against the vessel shall attach to the proceeds of sale.

Buyer’s Initial's: ________________Seller’s Initial's: ___________________ Agent’s Initial's: ________________

2495 Cat Cay Lane, Fort Lauderdale, Florida 33312
Phone: 954-584-1888 Fax: 954-581-9898
www.luxuryyachtsinternational.com

Luxury Yachts International, Inc.
A Florida Corporation
4. This document constitutes the entire Offer between the parties.  There are no other duties, obligations, liabilities, or warranties, implied or otherwise. All agreements or representations not incorporated in this writing are void and have no effect.  This Agreement can only be modified by written modification agreed to, accepted and signed by BUYER, SELLER and LUXURY YACHTS INTERNATIONAL, INC.

5. Other Conditions:  In the event the vessel is sold to the Buyer, the Seller shall be under obligation for the payment of $100,000 commission to LUXURY YACHTS INTERNATIONAL, INC. and shall be paid from the proceeds of the sale upon closing.

6.  Default:  In the event of a default under the Note or the Consulting Note, default interest shall accrue at the rate of 20% per annum simple interest.  The Note and the Consulting Note shall be cross-defaulted.

7.  Closing Documents Govern:  In the event of a conflict between this Agreement and any of the Closing Documents, the terms and conditions of the Closing Documents shall govern.

8.  As consideration for the foregoing, Buyer shall cause the Deposit to be wired into the Attorney Trust Account of BSBPA by close of business on Friday, June 4, 2010.  Upon approval of this Offer by the Bankruptcy Court, the Deposit shall become a non-refundable deposit.  At Closing, Buyer will insure the vessel for $5,000,000 with the Trustee as Loss Payee.  After Closing, the Vessel will be moved by Buyer no later than June 15, 2010 from its current berthing to an alternate, reasonable location mutually agreeable by the parties..

9.  The Parties’ respective rights and obligations with respect to the previous offer dated January 29, 2010 are terminated and superseded by the terms of this Offer.  Upon approval by the Bankruptcy Court of this Offer, delivery of the Deposit to the Trust Account of BSBPA, and execution and delivery by Buyer of the Closing Documents, Buyer, and John Paulsen, individually and in his capacity as a representative of Buyer, shall be released from any and all obligations due and owing, or as shall become due and owing, by operation of the Promissory Note and Unconditional Guaranty, true and correct copies of which are attached hereto.  Upon such approval, the original Promissory Note and the original Unconditional guaranty shall be marked “canceled” by the Chapter 11 Trustee and delivered to John Paulsen.

10. In the event the Bankruptcy Court does not approve this offer, Buyer shall be entitled to a prompt 100% refund of the Deposit held in the BSBPA trust account, and Seller shall have no obligation or liability for the payment of any commission to LUXURY YACHTS INTERNATIONAL, INC.

11.  I, the Seller, subject to Bankruptcy Court Approval, hereby certify that I have read and approved this agreement and further agree to perform the obligations of the Seller as stated above within the time period provided.  I further acknowledge receipt of a copy of this Agreement.

Seller’s Signature: _______________________________________________ Date:  June 11, 2010
Print Name: Cruise Holdings II LLC
By:  Mark T. Calvert, as Trustee

Address: c/o Bilzin Sumberg Baena Price & Axelrod LLP, c/o Mindy A. Mora, 200 S. Biscayne Blvd., Suite 2500, Miami, Florida 33131

Luxury Yachts International, Inc.: _________________________________ Date:________________
Selling Agent:                          Linda L. Krantz, President  License Number: # EBK-4321

Luxury Yachts International, Inc.: __________________________________ Date:_______________

Buyer’s Initial's: ________________Seller’s Initial's: ___________________ Agent’s Initial's: ________________

2495 Cat Cay Lane, Fort Lauderdale, Florida 33312
Phone: 954-584-1888 Fax: 954-581-9898
www.luxuryyachtsinternational.com

Luxury Yachts International, Inc.
A Florida Corporation
Linda L. Krantz, President
     Broker of Record: #EBK-4321

Buyer’s Initial's: ________________Seller’s Initial's: ___________________ Agent’s Initial's: ________________

2495 Cat Cay Lane, Fort Lauderdale, Florida 33312
Phone: 954-584-1888 Fax: 954-581-9898
www.luxuryyachtsinternational.com